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                                                                   Exhibit 23.2

The Board of Directors and Stockholders
Talk City, Inc.:

We consent to the use of our "Form of Independent Auditors' Report" included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP
Mountain View, California

June 3, 1999